Principal Life Insurance Company Variable Life Separate Account

Supplement dated November 16, 2016
to the Statutory Prospectus dated May 1, 2016
(as supplemented on May 19, 2016 and July 22, 2016) for:

Principal Variable Universal Life Accumulator
Principal Variable Universal Life Accumulator II
Principal Benefit Variable Universal Life
Principal Benefit Variable Universal Life II
Principal Executive Variable Universal Life
Principal Executive Variable Universal Life II
Principal Flexible Variable Life
Principal Survivorship Flexible Premium Variable Universal Life
Principal Variable Universal Life Income
Principal Variable Universal Life Income II
PrinFlex Life

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about November 21, 2016, delete the row for the Putnam VT Voyager Division and replace with the following:

Putnam VT Growth Opportunities Division
Invests in:	Putnam VT Growth Opportunities Fund - Class IB
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	seeks capital appreciation.